Exhibit 10.14

CONTRIBUTION AGREEMENT

AMONG

THE WHR STOCKHOLDERS PARTY HERETO,

AND

MEMORIAL RESOURCE DEVELOPMENT CORP.

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”), dated as of             , 2014 (the “Closing Date”), is entered into by and among Memorial Resource Development Corp., a Delaware corporation (the “Company”), and each of the other parties identified on the signature pages hereto (the “WHR Stockholders”). Capitalized terms used herein shall have the meaning assigned to such terms in Article I.

RECITALS:

WHEREAS, each of the WHR Stockholders owns the interests in WildHorse Resources, LLC, a Delaware limited liability company (“WHR”), set forth opposite such WHR Stockholder’s name on Exhibit A (the “WHR Interests”);

WHEREAS, subject to and in accordance with the terms and conditions of this Agreement, the WHR Stockholders desire to contribute their WHR Interests to the Company in exchange for (i) an aggregate of              shares of common stock of the Company, par value $0.01 (the “Shares”), in the amounts set forth on Exhibit B, and (ii) an aggregate dollar amount of $             (the “Cash Consideration”) in the amounts set forth on Exhibit B under the heading “Gross Amount of Cash Consideration;” and

WHEREAS, the Parties intend that the transactions contemplated by this Agreement qualify for tax treatment under Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I.

CERTAIN DEFINED TERMS

“Delaware Law” means the Delaware Limited Liability Company Act.

“Governmental Authority” means the United States, any foreign county, state, county, city or other incorporated or unincorporated political subdivision, agency or instrumentality thereof.

“Offering” means the initial public offering of shares of common stock of the Company on the date hereof.

“Party” or “Parties” means the Company and the WHR Stockholders, collectively or individually, as the context requires.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof or other entity, and also includes any managed investment account.

“WHR LLC Agreement” means that certain Limited Liability Company Agreement of WHR, dated as of August 28, 2007, as amended and in effect at the time of execution and delivery of this Agreement.

ARTICLE II.

CONTRIBUTIONS, ACKNOWLEDGMENTS, DISTRIBUTIONS AND COVENANTS

2.01 Contribution of the WHR Interests. Each of the WHR Stockholders hereby contributes, assigns, transfers, sets over and delivers to the Company, for its own use forever, all of its right, title and interest to and in the WHR Interests and the WHR LLC Agreement, in exchange for the number of Shares and the right to receive the portion of the Cash Consideration set forth next to such WHR Stockholder’s name on Exhibit B under the heading “Gross Amount of Cash Consideration.”

2.02 Assumption of Obligations. The Company hereby assumes all liabilities, and agrees to perform all obligations, arising out of the ownership of the WHR Interests and/or arising under the WHR LLC Agreement, to the extent any such liabilities and/or obligations arise on or after the date hereof. The Parties agree and acknowledge that, upon assignment of the WHR Interests pursuant to Section 2.01, the WHR Stockholders will no longer have any equity interest of any kind or character in WHR and thereafter the Company will be the sole member and the sole owner of any equity interest of any kind or character in WHR.

2.03 Issuance and Payment of Consideration.

(a) Shares. Contemporaneously herewith, the Company has issued to each WHR Stockholder the number of Shares set forth next to such WHR Stockholder’s name on Exhibit B. Anthony Bahr and Jay Graham, two of the WHR Stockholders, hereby instruct the Company to cause its transfer agent to issue              of the Shares that would have been issued to them hereunder to WHR Incentive LLC, a Delaware limited liability company jointly owned and controlled by Messrs. Bahr and Graham, which amounts are accounted for on Exhibit B.

(b) Cash Consideration. Promptly after the completion of the Offering, the Company will pay over to each WHR Stockholder or as directed by such WHR Stockholder in accordance with the terms of this Section 2.03(b) the portion of the Cash Consideration set forth next to such WHR Stockholder’s name on Exhibit B under the heading “Gross Amount of Cash Consideration.”

(i) Certain of the WHR Stockholders executed promissory notes payable to WildHorse Resources II, LLC on or about December 31, 2012 and on or about January 15, 2014 (the “Promissory Notes”) and each such WHR Stockholder hereby directs the Company to remit directly to WildHorse Resources II, LLC on behalf of such WHR Stockholder an amount of the Cash Consideration, if any, set forth next to such WHR Stockholder’s name on Exhibit B under the heading “Application of Cash Consideration to WHR II Note Repayment” and the Company will remit such amounts to WildHorse Resources II, LLC on behalf of such WHR Stockholders.

(ii) The Company will deliver to each WHR Stockholder the amount of the Cash Consideration set forth next to such WHR Stockholder’s name on Exhibit B under the heading “Net Cash Consideration” by wire transfer of immediately available funds to an account or accounts designated by such WHR Stockholder.

2.04 Bound by Company Agreements. The Company hereby agrees to be bound by all of the terms and provisions of the WHR LLC Agreement.

2.05 Other Matters. Each WHR Stockholder hereby (a) acknowledges and agrees that, as a result of this Agreement, it no longer has any membership, partnership, incentive or other interest in WHR and it ceases to be a member or partner of WHR, and (b) resigns immediately from any position such WHR Stockholder holds as a member, manager, officer, director, employee or other representative of WHR.

2.06 Income Tax Treatment. The Parties intend that the following transactions, which are occurring substantially simultaneously, are part of the same common plan and will be treated as an exchange qualifying under Section 351 of the Code: (a) the transfer of the WHR Interests by the WHR Stockholders in exchange for the Shares and Cash Consideration pursuant to this Agreement; (b) the transfers by Memorial Resource Development LLC to the Company pursuant to that certain Contribution Agreement by and between Memorial Resource Development LLC and the Company dated as of even date herewith; and (c) the issuance of common stock of the Company for cash in the Offering. All of the Parties agree to report the transactions described above to any applicable state or federal taxing authorities, for all purposes, consistently with the foregoing unless otherwise required by applicable law.

ARTICLE III.

CONDITIONS

3.01 Conditions Precedent. As a condition to each Party executing, delivering and performing this Agreement, (i) the following agreements have been executed and delivered contemporaneously herewith:

(a) the Registration Rights Agreement dated as of the date hereof among the Company, MRD Holdco LLC, Jay Graham and Anthony Bahr (the “Registration Rights Agreement”);

(b) the Voting Agreement dated as of the date hereof among the Company, MRD Holdco LLC, WHR Incentive LLC and the WHR Stockholders and other parties thereto (the “Voting Agreement”); and

(c) the Services Agreement dated as of the date hereof among the Company, WHR and WildHorse Resources Management Company, LLC (the “Services Agreement”),

and (ii) the following agreements have been terminated contemporaneously herewith:

(a) the applicable Confidentiality and Non-Compete Agreements between WHR and each WHR Stockholder;

(b) the Voting and Transfer Restriction Agreement dated August 28, 2007 among WHR and the WHR Stockholders, as amended; and

(c) the Advisory Services, Reimbursement and Indemnification Agreement dated as of August 27, 2007, as amended.

ARTICLE IV.

FURTHER ASSURANCES

4.01 Further Assurances. From and after the date hereof, and without any further consideration, each WHR Stockholder agrees to execute, acknowledge and deliver all such additional assignments, bills of sale, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to (a) more fully assure that the Company owns all of the interests intended to be transferred by this Agreement or (b) more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by the Agreement or intended so to be and more fully and effectively carry out the purposes of this Agreement.

4.02 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

5.01 Representations and Warranties of the WHR Stockholders. Each of the WHR Stockholders hereby represents and warrants to the Company, severally as to himself and not as to the other WHR Stockholders, that the following statements are true and correct as of the date hereof.

(a) Authority, Execution and Enforceability. Such WHR Stockholder has all requisite and legal capacity to enter into this Agreement and to perform his obligations hereunder. Such WHR Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes such WHR Stockholder’s legal, valid and binding obligation, enforceable against him in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies). Such WHR Stockholder’s marital status is correctly set forth on Exhibit A.

(b) No Conflicts. Neither the execution, delivery nor performance of this Agreement by such WHR Stockholder will:

(i) require the approval or consent of any Governmental Authority or any other Person;

(ii) result in the breach or violation by him of any term or provision of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement to which he is bound or by which WHR’s property or business is affected, except for such defaults (or rights of termination, cancellation or acceleration) as to which waivers or consents have been obtained; or

(iii) violate in any material respect any federal, state, local or other governmental law ordinance, or any order, writ, injunction, decree, rule or regulation of any Governmental Authority applicable to such WHR Stockholder.

(c) Such WHR Stockholder’s WHR Interests are not subject to any purchase option, call option, right of first refusal, preemptive right or any similar right whatsoever, except to the extent set forth in the WHR LLC Agreement and the Promissory Notes.

(d) Such WHR Stockholder is the record and beneficial owner of his respective WHR Interests free and clear of all liens or encumbrances other than those set forth in the WHR LLC Agreement and the Promissory Notes. Such WHR Stockholder does not own any interest of any kind or character in WHR other than the WHR Interests being contributed to the Company hereby.

(e) Except to the extent set forth in the WHR LLC Agreement, there are no rights or contracts (including options, warrants, calls and preemptive rights) obligating such WHR Stockholder (A) to issue, sell, pledge, dispose of or encumber any of its WHR Interests or any securities convertible, exercisable or exchangeable there into or (B) to redeem, purchase or acquire in any manner any of its WHR Interests or any securities that are convertible, exercisable or exchangeable there into.

(f) Such WHR Stockholder (i) has sufficient knowledge and experience in financial and business matters in general, and investments in particular, to be capable of evaluating the merits and risks of his investment in the Shares; (ii) is able to bear the economic risk of his investment in the Shares, including a total loss of the investment; (iii) has adequate means of providing for his current needs and personal contingencies, has no need for liquidity in his investment in the Shares and has no reason to anticipate any circumstances, financial or otherwise, which might cause or require any sale or distribution of the Shares; (iv) has read and is familiar with, and has been given full and complete access to, information, financial or otherwise, regarding the Company and its business and assets and has utilized such access to his satisfaction and has obtained any other relevant information he has sought; (v) acknowledges that he has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of, and other matters pertaining to, the Shares and has satisfied himself through his own due diligence as to the Company and its assets; and (vi) has not relied upon any written or oral information, statements or representations (or omissions thereof) provided by any member of the MRD Group (and specifically disclaims any reliance thereon), but has solely and exclusively relied upon his own investigation and evaluation, in making his decision to assign his WHR Interests and to execute, deliver and perform this Agreement and the other transactions contemplated hereby.

(g) Such WHR Stockholder is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and it is such WHR Stockholder’s intention to acquire the Shares for his own account, for investment purposes, and not with a view to, or for, resale in connection with any sale or distribution thereof in violation of the Securities Act, any applicable state blue sky law or any other applicable securities law. Such WHR Stockholder understands that no Governmental Authority has passed upon the Shares or made any findings or determination as to the fairness of this investment. Such WHR Stockholder understands and acknowledges that the Shares have not been registered under the Securities Act or under state securities laws and that the sale of the Shares hereunder is being made pursuant to exemptions from registration that may depend upon such WHR Stockholder’s investment intention. Such WHR Stockholder also understands and acknowledges that the Shares may not be transferred unless they are registered under the Securities Act or an exemption from such registration is available thereunder and under applicable state securities Laws. In addition, such WHR Stockholder acknowledges that the Shares are subject to additional restrictions on transferability in the Voting Agreement that will make it difficult to transfer or liquidate this investment. Such WHR Stockholder acknowledges that the Company is relying on these representations.

5.02 Representations and Warranties of the Company. The Company hereby represents and warrants that the following statements are true and correct as of the date hereof.

(a) Incorporation and Good Standing. The Company is a corporation, legally formed, validly existing and in good standing under the laws of the state of its incorporation. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the character of the properties owned or leased by it or the nature of the businesses transacted by it requires it to be so qualified.

(b) Authority, Execution and Enforceability. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Company. The Company has duly executed and delivered this Agreement, and this Agreement constitutes the Company’s legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies).

(c) No Conflicts. Neither the execution, delivery nor performance of this Agreement by the Company will:

(i) require the approval or consent of any Governmental Authority;

(ii) conflict with or result in the breach or violation of any term or provision of, or will constitute a default under, or will otherwise impair the good standing, validity or effectiveness of, any provision of its certificate of incorporation or bylaws;

(iii) result in the material breach or violation by it of any material term or provision of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement to which it is bound or by which its property or business is affected, except for such defaults (or rights of termination, cancellation or acceleration) as to which waivers or consents have been obtained; or

(iv) violate in any material respect any federal, state, local or other governmental law ordinance, or any order, writ, injunction, decree, rule or regulation of any Governmental Authority applicable to the Company.

(d) Shares. The Shares issued pursuant hereto have been duly authorized and are validly issued, fully paid and non-assessable and are free of any and all liens and restrictions on transfer, other than restrictions on transfer under the Voting Agreement and applicable state and federal securities laws and any such liens or restrictions on transfer as are created by the recipients of such Shares.

ARTICLE VI.

RELEASES

6.01 WHR Stockholders Release. Except as expressly provided in Section 6.03:

(a) Each of the WHR Stockholders does hereby finally, unconditionally, irrevocably, and absolutely release, acquit, remise, and forever discharge the Company and any of its officers, employees, agents, representatives, stockholders, contractors, subcontractors and affiliates (collectively, the “MRD Group”) from and against any and all accounts, agreements, avoidance actions, bills, bonds, causes, causes of action, charges, claims, complaints, contracts, controversies, costs, counterclaims, damages, debts, demands, equitable proceedings, executions, expenses, legal proceedings, liabilities, losses, matters, objections, obligations, orders, proceedings, reckonings, remedies, rights, setoffs, suits, sums of money, of any kind, at common law, statutory or otherwise, whether known or unknown, whether matured or unmatured, whether absolute or contingent, whether direct or derivative, whether suspected or unsuspected, whether liquidated or unliquidated (including breach of contract, breach of any special relationship, breach of duty of care, breach of duty of loyalty, breach of fiduciary duty, concealment, conflicts of interest, conspiracy, control, course of conduct or dealing, debt recharacterization, deceit, deceptive trade practices, deepening insolvency, defamation, disclosure, duress, economic duress, equitable subordination, fraud, fraudulent conveyance, fraudulent transfer, fraudulent inducement, gross negligence, insolvency law violations, interference with contractual and business relationships, misrepresentation, misuse of insider information, negligence, breach of obligation of fair dealing, breach of obligation of good faith and fair dealing, breach of obligation of good faith, preference, secrecy, securities and antitrust laws violations, substantive consolidation, tying arrangements, unconscionability, usury, violations of statutes and regulations of governmental entities, instrumentalities and agencies, wrongful recoupment or setoff, or any tort, whether common law, statutory or in equity) (each, a “Claim,” and collectively, the “Claims”), that any such WHR Stockholder has, may have had, may now have or may have in the future, directly, indirectly or derivatively, against any member of the MRD Group, to the extent the same (i) relate to any actions, omissions, failure to take action, breaches, violations or similar event arising, occurring or accruing prior to and including the date hereof, including as a result of, or in relation to, any negligence of any member of the MRD Group, and (ii) either (x) arise under or relate in any manner to any of the organizational or governing documents or other contracts, agreements or commitments (whether in writing or orally) of WHR or any subsidiary or member thereof, (y) arise in connection with or are related in any manner to such WHR Stockholder acting in his capacity as a director, officer, manager, member, agent, partner or representative of WHR or any subsidiary or member thereof (whether such any action is authorized, appropriate or in compliance with any law, rule or regulation) or (z) relate in any manner to any member of the MRD Group’s direct or indirect ownership in WHR or any subsidiary of WHR, or any member of the MRD Group’s debt or obligation owing to, WHR or any subsidiary of WHR prior to the date hereof, or any member of the MRD Group’s management, control or action taken on behalf of WHR or any subsidiary of WHR prior to the date hereof (whether authorized, appropriate or in compliance with any law, rule or regulation), excluding in all respects any actions, omissions, failure to take action, breaches, violations or similar event to the extent arising out of or resulting from the gross negligence or willful misconduct of any member of the MRD Group.

(b) Except as expressly provided in this Article VI, the WHR Stockholders do hereby irrevocably waive and covenant and agree to forbear and refrain from, directly or indirectly, asserting any Claim, or commencing, instituting, or causing to be commenced or instituted any legal, arbitral or equitable proceeding or action of any kind, whether actual, asserted or prospective, against any member of the MRD Group based upon any Claim released or purported to be released hereby.

(c) The WHR Stockholders do hereby acknowledge, understand, and agree that the execution of this Agreement does not constitute in any manner whatsoever an admission of liability on the part of any member of the MRD Group for any matter(s) covered by this Agreement, and that such liability is specifically denied.

(d) THE RELEASE IN SECTION 6.01(a) IS SPECIFICALLY INTENDED TO OPERATE AND BE APPLICABLE EVEN IF IT IS ALLEGED, CHARGED OR PROVEN THAT ALL OR SOME OF THE CLAIMS OR DAMAGES RELEASED WERE IN VIOLATION OF ANY LAW, RULE OR REGULATION OR CAUSED BY ANY ACTS OR OMISSIONS, WHETHER CONSTITUTING NEGLIGENCE OR OTHERWISE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), OF OR BY THE COMPANY OR ANY MEMBER OF THE MRD GROUP.

6.02 Company Release. Except as expressly provided in Section 6.03:

(a) (i) The Company does hereby finally, unconditionally, irrevocably, and absolutely release, acquit, remise, and forever discharge each WHR Stockholder from and against any Claim and all Claims that the Company has, may have had, may now have or may have in the future, directly, indirectly or derivatively, against any or all of the WHR Stockholders and (ii) the Company shall protect, defend, indemnify and hold harmless each WHR Stockholder from and against any Claim and all Claims that any other member of the MRD Group has, may have had, may now have or may have in the future, directly, indirectly or derivatively, against any or all of the WHR Stockholders, in the case of both clause (i) and (ii) above, to the extent the same (A) relate to any actions, omissions, failure to take action, breaches, violations or similar event arising, occurring or accruing prior to and including the date hereof, including as a result of, or in relation to, any negligence of any WHR Stockholder, and (B) either (x) arise under or relate in any manner to any of the organizational or governing documents of WHR, (y) arise in connection with or are related in any manner to any WHR Stockholder’s service as (or resignation from his position as) a manager, member, agent or representative of WHR or any subsidiary of WHR, including any claims for compensation, benefits, expenses, costs, damages, or remuneration to the extent paid as of or prior to the date hereof, or (z) relate in any manner to the MRD Group’s direct or indirect ownership in WHR or any subsidiary of WHR prior to the date hereof, excluding in all respects any actions, omissions, failure to take action, breaches, violations or similar event to the extent arising out of or resulting from the gross negligence or willful misconduct of any WHR Stockholder. Notwithstanding the foregoing, nothing in this Agreement shall release or give rise to indemnification with respect to any Claims that may arise (i) under the Registration Rights Agreement, the Services Agreement or the Voting Agreement, (ii) as a result of the breach of any representation or warranty set forth in this Agreement or (iii) between or including any WHR Stockholder or any of its affiliates, on one hand, and any affiliate of Natural Gas Partners, on the other hand, arising out of the ownership and/or operation of WildHorse Resources II, LLC or its assets.

(b) Except as expressly provided in this Article VI, the Company, on its own behalf and on behalf of each other member of the MRD Group, does hereby irrevocably waive and covenant and agree to forbear and refrain from, directly or indirectly, asserting any Claim, or commencing, instituting, or causing to be commenced or instituted any legal, arbitral or equitable proceeding or action of any kind, whether actual, asserted or prospective, against any or all of the WHR Stockholders based upon any Claim released or purported to be released hereby.

(c) The Company, on its own behalf and on behalf of each other member of the MRD Group, does hereby acknowledge, understand, and agree that the execution of this Agreement does not constitute in any manner whatsoever an admission of liability on the part of any WHR Stockholder for any matter(s) covered by this Agreement, and that such liability is specifically denied.

(d) THE RELEASE IN SECTION 6.02(a) IS SPECIFICALLY INTENDED TO OPERATE AND BE APPLICABLE EVEN IF IT IS ALLEGED, CHARGED OR PROVEN THAT ALL OR SOME OF THE CLAIMS OR DAMAGES RELEASED WERE IN VIOLATION OF ANY LAW, RULE OR REGULATION OR CAUSED BY ANY ACTS OR OMISSIONS, WHETHER CONSTITUTING NEGLIGENCE OR OTHERWISE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), OF OR BY A WHR STOCKHOLDER.

6.03 Excluded Rights and Obligations. Notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement shall not impair or diminish any right or obligation of any Party under, nor shall anything in this Agreement operate as a release of any Claim that any Party may have against any other Party or any affiliate of such Party or be construed to restrict, limit or prohibit any Party from initiating or prosecuting any suit or making any Claim with respect to, this Agreement, the Voting Agreement, the Registration Rights Agreement or the Services Agreement, or any rights to indemnification in favor of any Party under any other contract, agreement or arrangement.

ARTICLE VII.

MISCELLANEOUS

7.01 Notices.

All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, courier service or personal delivery:

(a)	if to a WHR Stockholder, to the address set forth by such name on Exhibit A.

(b)	if to the Company:

1301 McKinney Street, Suite 2100 Houston, TX 77010
Attention: Telephone: Facsimile:	General Counsel (713) 588-8300 (713) 588-8301

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered, when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by any other means.

7.02 Costs. The Company shall pay all expenses, fees and costs, including sales, use and similar taxes, arising out of the contributions made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Company shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the delivery of any document pursuant to Article IV.

7.03 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this agreement as a whole, including all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, and the Exhibits attached hereto, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation.”

7.04 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

7.05 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and, except for Article VI of this Agreement, are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

7.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties.

7.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state, without giving effect to conflict of laws principles thereof.

7.08 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

7.09 Amendment or Modification.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by (A) the Company, (B) Jay Graham and (C) Anthony Bahr, and (ii) in the case of a waiver, (A) if such waiver is to be effective against the Company, by the Company, (B) and (C) if such waiver is to be effective against a WHR Stockholder, by such WHR Stockholder.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

7.10 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This document and such instruments contain the entire understanding of the Parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date hereof.

7.11 Spouses. Each reference herein to the WHR Interests owned by a WHR Stockholder includes the community property interest of such WHR Stockholder’s spouse (if any) (each, a “Spouse”) in such WHR Interests. Each Spouse is fully aware of, understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any community property interest such Spouse may now or hereafter own. Each Spouse agrees that the termination of his or her marital relationship with a WHR Stockholder for any reason shall not have the effect of removing any WHR Interests otherwise subject to this Agreement from its coverage. Each Spouse’s awareness, understanding, consent and agreement are evidenced by the execution of this Agreement by such Spouse. In addition, each Spouse hereby acknowledges that the Company and the Parties may desire to amend this Agreement from time to time, and such Spouse hereby appoints his or her Spouse as his or her true and lawful proxy and attorney, with full power of substitution to enter into any such amendment to this Agreement. Such proxy is irrevocable and will survive the death, incompetency, and disability of such Spouse, provided that upon termination of this Agreement, the above authorized proxy shall become null and void.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

MEMORIAL RESOURCE DEVELOPMENT CORP.

By:
Name: John A. Weinzierl
Title: Chief Executive Officer

[Signature Page to Contribution Agreement]

JAY GRAHAM,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Jay Graham, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

ANTHONY BAHR,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Anthony Bahr, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

TERENCE LYNCH,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Terence Lynch, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

PAUL ESCHETE,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Paul Eschete, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

JOSEPH WYSZYNSKI,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Joseph Wyszynski, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

GARY SMITH,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Gary Smith, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

STEVE HABACHY,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Steve Habachy, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

STEVEN ECKERMAN,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Steven Eckerman, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

HEATH SUMROW,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Heath Sumrow, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

WILLIAM HEBERT,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of William Hebert, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

LUIS MIER,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Luis Mier, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

MARCUS SPILLSON,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Marcus Spillson, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

MICHAEL MUNSEY,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Michael Munsey, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

JOHN NABORS,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of John Nabors, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

TYLER FENLEY,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Tyler Fenley, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

HERBERT COLE,
in his individual capacity

Spousal Joinder:

I,                                         , the spouse of Herbert Cole, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

in her individual capacity

[Signature Page to Contribution Agreement]

EXHIBIT A

WHR Interests

Name of Stockholder	Number of Tier I-IV Incentive Units	WHR Sharing Ratio	Marital Status	Address for Notices
Jay Graham	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Jay Graham

Anthony Bahr	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Anthony Bahr

Terence Lynch	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Terence Lynch

Paul Eschete	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Paul Eschete

Joseph Wyszynski	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Joseph Wyszynski

Gary Smith	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Gary Smith

Steve Habachy	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Steve Habachy

Name of Stockholder	Number of Tier I-IV Incentive Units	WHR Sharing Ratio	Marital Status	Address for Notices
Steven Eckerman	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Steven Eckerman

Heath Sumrow	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Heath Sumrow

William Hebert	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: William Hebert

Luis Mier	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Luis Mier

Marcus Spillson	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Marcus Spillson

Michael Munsey	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Michael Munsey

John Nabors	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: John Nabors

Name of Stockholder	Number of Tier I-IV Incentive Units	WHR Sharing Ratio	Marital Status	Address for Notices

Tyler Fenley	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Tyler Fenley

Herbert Cole	[ ]	[ ]	[ ]	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: Attn: Herbert Cole

EXHIBIT B

Allocation of Shares and Cash Consideration

Name of Stockholder	Number of Shares		Gross Amount of Cash Consideration			Application of Cash Consideration to WHR II Note Repayment			Net Cash Consideration
Jay Graham*	[	]*	$	[	]	$	[	]	$	[	]
Anthony Bahr*	[	]*	$	[	]	$	[	]	$	[	]
Terence Lynch	[	]	$	[	]	$	[	]	$	[	]
Paul Eschete	[	]	$	[	]	$	[	]	$	[	]
Joseph Wyszynski	[	]	$	[	]		$-0-		$	[	]
Gary Smith	[	]	$	[	]	$	[	]	$	[	]
Steve Habachy	[	]	$	[	]	$	[	]	$	[	]
Steven Eckerman	[	]	$	[	]	$	[	]	$	[	]
Heath Sumrow	[	]	$	[	]		$-0-		$	[	]
William Hebert	[	]	$	[	]		$-0-		$	[	]
Luis Mier	[	]	$	[	]		$-0-		$	[	]
Marcus Spillson	[	]	$	[	]		$-0-		$	[	]
Michael Munsey	[	]	$	[	]		$-0-		$	[	]
John Nabors	[	]	$	[	]		$-0-		$	[	]
Tyler Fenley	[	]	$	[	]		$-0-		$	[	]
Herbert Cole	[	]	$	[	]		$-0-		$	[	]

Total	[	]	$	[	]	$	[	]	$	[	]

*	[ ] Shares that would otherwise have been collectively issued to Messrs. Graham and Bahr are, as instructed by Messrs. Graham and Bahr, to be issued to WHR Incentive LLC, a Delaware limited liability company jointly owned and controlled by Messrs. Graham and Bahr. The Shares listed on the chart above for Messrs. Graham and Bahr do not include the Shares issued to WHR Incentive LLC.